                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934


                                Date of Report
                       (Date of earliest event reported)
                              September 30, 1994




                      SHARED MEDICAL SYSTEMS CORPORATION
            (Exact name of registrant as specified in its charter)


                         Commission file number 0-7416


          Delaware                                       23-1704148
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification No.)


  51 Valley Stream Parkway
   Malvern, Pennsylvania                                      19355
(Address of principal executive offices)                    (Zip Code)


                                (610) 219-6300
             (Registrant's telephone number, including area code)


                                Not Applicable
           (Former name, former address, and former fiscal year, if
                          changed since last report)






Page 1 of 43.
The exhibit index appears on sequentially numbered page 4 of 43.
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                      SHARED MEDICAL SYSTEMS CORPORATION
                      ----------------------------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On September 30, 1994, the Registrant acquired all of the outstanding capital stock of GTE Health Systems Incorporated, a Delaware corporation ("GTEHS"), from its sole stockholder, GTE Directories Corporation, a Delaware corporation ("GTE Directories"), for an aggregate consideration expected to be approximately $17,000,000. This transaction will be accounted for as a purchase. The total consideration as provided in the Stock Purchase Agreement was the result of negotiations between the Registrant and GTE Directories.

The funds used by the Registrant to complete the acquisition were provided by the Registrant's working capital, supplemented by borrowings from its line of credit with PNC Bank, N.A.

GTEHS has been a provider of hospital information systems to the healthcare industry. Upon its acquisition by the Registrant, GTEHS was merged with and into the Registrant and is currently operating as a division of the Registrant.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  Financial Statements of the Business Acquired.
         ----------------------------------------------

         It is impracticable to provide the required financial statements of the acquired business at the date of the filing of this Form 8-K. The Registrant will file such financial statements when available, but not later than 60 days after the date on which this report on Form 8-K must be filed.

    (b)  Pro Forma Financial Information.
         --------------------------------

         It is impracticable to provide the required pro forma financial statement information at the date of the filing of this Form 8-K. The Registrant will file such pro forma financial statement information when available, but not later than 60 days after the date on which this report on Form 8-K must be filed.

    (c)  The following exhibits are included in this report:
         ---------------------------------------------------

         No.                    Description
         ---  -------------------------------------------------

        (2) Stock Purchase Agreement dated September 30, 1994 between Shared Medical Systems Corporation and GTE Directories Corporation (without schedules).



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                      SHARED MEDICAL SYSTEMS CORPORATION
                      ----------------------------------

                                  SIGNATURES
                                  ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              SHARED MEDICAL SYSTEMS CORPORATION
                              ----------------------------------
                              Registrant



Date: October 14, 1994        /s/ Terrence W. Kyle
     -----------------        -------------------------------
                              Terrence W. Kyle
                              Vice President of Finance
                              Principal Financial Officer and
                              Duly Authorized Officer



                                      -3-
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                      SHARED MEDICAL SYSTEMS CORPORATION
                      ----------------------------------

                                 EXHIBIT INDEX


                                                        Sequential Page
                                                         Where Exhibit
No.                        Description                    Can be Found
- ---           -----------------------------------       ---------------

(2)           Stock Purchase Agreement dated                   5
              September 30, 1994 between Shared
              Medical Systems Corporation and GTE
              Directories Corporation (without
              schedules).



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